UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 20, 2004

ENPATH MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Minnesota	0-19467	41-1533300
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15301 Highway 55 West Plymouth, Minnesota		55447
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (763) 559-2613

Items 1-6, and 8-11 are not applicable and therefore omitted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits

The following are filed or furnished as Exhibits to this Report:

Exhibit No.	Description of Exhibit

99.1	Press release dated July 20, 2004, reporting results for the quarter ended June 30, 2004.
99.2	Statement of James D. Hartman, Chief Executive Officer of Enpath Medical, Inc., in connection with the July 20, 2004 Enpath Medical, Inc. conference call

ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 20, 2004, Enpath Medical, Inc. (the “Company”) issued a press release regarding its results of operations for the quarter ended June 30, 2004.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The Company also furnishes with this Form 8-K the statement of James D. Hartman, the Company’s Chief Executive Officer, to be issued in connection with the July 20, 2004 Enpath Medical, Inc. conference call reporting the results of operations for the quarter ended June 30, 2004.

The information provided pursuant to Item 12 of this Form 8-K is being furnished and is not “filed” for purposes of Section 18 of the Securities Act of 1934, nor may it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENPATH MEDICAL, INC.

Dated: July 20, 2004	By:	/s/ James D. Hartman
James D. Hartman
Chief Executive Officer